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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 30, 1997



                       RAMCO-GERSHENSON PROPERTIES TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                 MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)


      1-10093                                          13-6908486
(Commission File Number)                (I.R.S. Employer Identification Number)




       27600 NORTHWESTERN HIGHWAY, SUITE 200, SOUTHFIELD, MICHIGAN 48034
               (Address of Principal Executive Office) (Zip Code)


                                 (248) 350-9900
              (Registrant's Telephone Number, Including Area Code)


                                     None

         (Former Name and Former Address, if Changed Since Last Report)





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ITEM 2. Acquisitions or Dispositions of Assets.
On October 30, 1997, Ramco-Gershenson Properties Trust (the "Company") through Ramco-Gershenson Properties, L.P. (the "Operating Partnership") completed the acquisition of 15 shopping center properties (the "Southeast Portfolio"). The properties were acquired for approximately $124.5 million from various pension funds (the "Sellers") that are advised by DRA Advisors, Inc., a New
York based pension fund advisor. In negotiating the purchase price, the Operating Partnership considered, among other factors, the properties historical and anticipated cash flows, the nature and terms of the leases, the physical condition of the properties, repositioning and expansion possibilities, and market conditions. The acquisition was financed by increasing the Operating Partnership's existing revolving credit facility to $160 million from $75 million, the assumption of an existing $5.9 million mortgage on one of the acquired properties, and obtaining a new $45 million term loan. The revolving credit facility bears interest at rates between 137.5 and 162.5 basis points over LIBOR depending on certain debt ratios set forth in the loan agreement.
The interest rate on the term loan is between 250 and 275 basis points over LIBOR, which rate is also dependent on certain debt ratios. Both the revolving credit facility and the term loan mature May 1, 1999, and, under certain circumstances, may be extended to October 2000 at the election of the Operating Partnership. The mortgage assumed bears interest at a rate of 8.5% per annum, requires monthly principal and interest payments, and matures in November 2000.

The Southeast Portfolio is comprised of the following:

Athens Town Center is a 209,562 square foot community center located in Athens, Alabama. The center is anchored by Wal-Mart and Bruno's and opened in 1988.

Cox Creek Plaza is a 139,228 square foot community center located in Florence, Alabama. The center is anchored by Wal-Mart and opened in 1984.

Crestview Corners is an 111,653 square foot community center located in Crestview, Florida. The center is anchored by Wal-Mart and Fleming Foods. The center opened in 1986 and expanded in 1993.

Cumberland Gallery is a 98,155 square foot community center located in New Tazewell, Tennessee. The center is anchored by Wal-Mart and Ingles Grocery and opened in 1988.

Edgewood Square is a 217,319 square foot community center located in North Augusta, South Carolina. The center is anchored by Wal-Mart, Goody's Family Clothing, and Bi-Lo Grocery. The center opened in 1989 and expanded in 1995.

Hickory Corners is a 170,436 square foot community center located in Hickory, North Carolina. The center is anchored by Wal-Mart, Food Lion Grocery, and Office Max. The center opened in 1968 and was renovated in 1987.

Highland Square is a 171,546 square foot community center located in Crossville, Tennessee. The center is anchored by Wal-Mart and Kroger and opened in 1988.

Holly Springs Plaza is a 155,584 square foot community center located in Franklin, North Carolina. The center is anchored by Wal-Mart and Ingles Grocery. The center opened in 1988 and expanded in 1992.

Indian Hills is a 129,130 square foot community center located in Calhoun, Georgia. The center is anchored by Wal-Mart and Ingles Grocery and opened in 1988.

Mays Crossing is a 137,223 square foot community center located in Stockbridge, Georgia. The center is anchored by Wal-Mart and Ingles Grocery. The center opened in 1984 and expanded in 1986.

Northwest Crossing is a 261,707 square foot community center located in Knoxville, Tennessee. The center is anchored by Wal-Mart, Ingles Grocery, and Goody's Family Clothing. The center opened in 1989 and expanded in 1995.

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Ridgeview Crossing is a 211,524 square foot community center located in Elkin,
North Carolina. The center is anchored by Wal-Mart, Ingles Grocery, and Belk Department Stores. The center opened in 1988 and expanded in 1995.

Stonegate Plaza is a 138,490 square foot community center located in Kingsport, Tennessee. The center is anchored by Wal-Mart and Food Lion Grocery. The center opened in 1984, was expanded in 1992, and renovated in 1993.

Taylors Square is a 243,484 square foot community center located in Greenville, South Carolina. The center is anchored by Wal-Mart, Belk Department Store, and Goody's Family Clothing. The center opened in 1989 and expanded in 1995.

Tellico Square is a 114,192 square foot community center located in Lenoir City, Tennessee. The center is anchored by Wal-Mart and Bi-Lo Grocery and opened in 1989.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     a-b Financial Statements and Pro Forma Information.

The Company hereby requests a 60-day extension for filing the required audited financial statements and pro forma financial information, regarding the acquired assets and business formerly operated by the Sellers, because providing such statements and information at this time is impracticable. It is expected that such statements and information will be filed, by amendment, on or before January 13, 1998. The Company believes that, at this time, it is not appropriate to file any financial statements.

     c Exhibits


Exhibit No.   Description
-----------   -----------

10.1          Preferred Units and Stock Purchase Agreement dated as of
              September 30, 1997 by and among the Trust, Special Situations RG REIT, Inc., and the Advancing Party named therein (incorporated by reference to Exhibit 10.1 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.2 Agreement Regarding Exercise of Registration Rights dated as of September 30, 1997 among the Trust, the Ramco Principals (as defined therein), the Other Holders (as defined therein), Special Situations RG REIT, Inc, and the Advancing Party (incorporated by reference to Exhibit 10.2 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.3          Registration Rights Agreement dated as of September 30,
              1997 by and among the Trust, Special Situations RG REIT, Inc., and the Advancing Party named therein (incorporated by reference to Exhibit 10.3 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.4          Second Amended and Restated Master Revolving Credit
              Agreement dated as of October 30, 1997 among Ramco-Gershenson Properties, L.P. (the "Operating Partnership"), as Borrower, the Trust, as Guarantor, and BankBoston, N.A., and the other Banks which may become parties to the loan agreement, and BankBoston, N.A., as Agent (incorporated by reference to Exhibit 10.4 to the Trust's report on Form 10-Q for the quarter ended September 30,
              1997).

10.5 Second Amended and Restated Note dated October 30, 1997 in the principal amount of $160,000,000 made by the Operating Partnership in favor of BankBoston, N.A. (incorporated by reference to Exhibit 10.5 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.6          Second Amended and Restated Unconditional Guaranty of
              Payment and Performance dated as of October 30, 1997 by the Trust in favor of BankBoston, N.A. (incorporated by reference to Exhibit
              10.6 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.7 Unsecured Term Loan Agreement dated as of October 30, 1997 among the Operating Partnership, as Borrower, the Trust, as Guarantor, BankBoston, N.A., the other Banks which may become parties to the agreement, and BankBoston, N.A., as Agent (incorporated by reference to Exhibit 10.7 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.8 Note dated as of October 30, 1997 in the principal amount of $45,000,000 made by the Operating Partnership in favor of BankBoston, N.A. (incorporated by reference to Exhibit 10.8 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.9 Unconditional Guaranty of Payment and Performance dated as of October 30, 1997 by the Trust in favor of BankBoston, N.A. (incorporated by reference to Exhibit 10.9 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.10 Form of Contract of Sale dated July 7, 1997 relating to the acquisition of the Southeast Portfolio (Form #1) (incorporated by reference to Exhibit 10.10 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.11 Form of Contract of Sale dated July 7, 1997 relating to the acquisition of the Southeast Portfolio (Form #2) (incorporated by reference to Exhibit 10.11 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.12 Form of Contract of Sale dated July 7, 1997 relating to the acquisition of the Southeast Portfolio (Form #3) (incorporated by reference to Exhibit 10.12 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

10.13 Agreement dated July 7, 1997 by and between Seller (as defined therein) and the Operating Partnership, which agreement amends certain Contracts of Sale relating to the acquisition of the Southeast Portfolio (incorporated by reference to Exhibit 10.13 to the Trust's report on Form 10-Q for the quarter ended September 30, 1997).

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RAMCO-GERSHENSON PROPERTIES TRUST

                                        By: /s/ Dennis E. Gershenson
                                           ----------------------------------
Dated: November 14, 1997                    Dennis E. Gershenson
                                            President and Trustee
                                            (Chief Executive Officer)

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